LOOMIS SAYLES SMALL CAP GROWTH FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

(the “Funds”)

Supplement dated May 1, 2009 to the Loomis Sayles Retail Equity Funds Prospectus, dated February 1, 2009, as may be revised and supplemented from time to time.

Effective June 1, 2009, the 2.00% redemption fee imposed on shares of the Funds sold or exchanged within 60 days of their acquisition will be eliminated.